EXHIBIT 99.2

ACCESS NEWSWIRE INC. AND SUBSIDIARIES

Unaudited Proforma Condensed Consolidated Financial Statements

On February 28, 2025, ACCESS Newswire Inc (“ACCESS”, the “Company”, “we”, and “our”) and Direct Transfer, LLC, its wholly owned subsidiary entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Equiniti Trust Company, LLC (“Equiniti”). Pursuant to, and subject to the terms and conditions of, the Purchase Agreement, Equiniti purchased certain assets related to the Company’s compliance business (the “Purchased Assets”). The Purchased Assets consist of certain accounts receivable, prepaid assets, contracts and intellectual property, among other things, related to the Company’s services of providing i) disclosure software and services for financial reporting, ii) stock transfer services, iii) annual meeting, print and shareholder distribution and fulfillment services and iv) virtual annual meeting services (but not the intellectual property relating to the virtual annual meeting services). Revenue related to these services was previously included in the Company’s “compliance revenue” stream as reported with the Securities and Exchange Commission (the “SEC”) in previous filings, except revenue related to virtual annual meeting services, which was previously reported in “communications revenue” stream in previous SEC filings. Additionally, revenue related to providing SEDAR services and revenue related to our whistleblower hotline, which was previously reported as “compliance revenue” will be retained by the Company. Equiniti will only assume certain liabilities related to the Purchased Assets, which includes certain accounts payable, accrued liabilities and deferred revenue. The transaction also closed on February 28, 2025 (the “Closing Date”).

The following unaudited pro forma condensed consolidated financial statements have been derived from the Company’s historical condensed consolidated financial statements as adjusted to give effect to the sale of the Purchased Assets. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2024 and year ended December 31 2023, give effect to the sale of the Purchased Assets as if it had occurred on January 1, 2023, in that they reflect the reclassification of the Purchased Assets as discontinued operations for all periods presented. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2024, gives effect to the sale of the Purchased Assets as if it had occurred on September 30, 2024. After the date of the sale of the Purchased Assets, the historical financial results of the Purchased Assets will be reflected in our condensed consolidated financial statements as discontinued operations under generally accepted accounting principles in the United States for all periods.

The unaudited pro forma condensed consolidated financial statements of the Company are based on currently available information and assumptions that we believe are reasonable, that reflect the impact of events directly attributable to the sale of the Purchased Assets that are factually supportable, and for purposes of the unaudited pro forma condensed consolidated Statement of Operations, that are expected to have a continuing impact on us. The unaudited pro forma condensed consolidated financial statements are intended for informational purposes only, and do not purport to represent what our financial position and results of operations actually would have been had the sale of the Purchased Assets and related events occurred on the dates indicated, or to project our financial performance for any future period. Specifically, among other things, the pro forma financial information does not include working capital and other post-closing adjustments related to items affecting comparability, the effects of transition services arrangements with the buyers, final disposal accounting attributed to the transaction, or the impact of any future action we may take to align our cost structure with our business. The unaudited pro forma condensed consolidated financial statements are subject to the assumptions and adjustments described herein. Actual adjustments may differ materially from the information presented. The unaudited pro forma condensed consolidated financial information and accompanying notes should be read in conjunction with our historical financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, and our Quarterly Report on Form 10-Q for the period ended September 30, 2024.

The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with SEC Regulation S-X Article 11, Pro Forma Financial Information.

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ACCESS NEWSWIRE INC. AND SUBSIDIARIES

Unaudited Proforma Condensed Consolidated Balance Sheet

(in thousands, except share and per share amounts)

	ACCESS Newswire as Reported	Discontinued Operations(a)	Transaction Accounting Adjustments		Proforma Continuing Operations
	As of September 30, 2024
ASSETS
Current assets:
Cash and cash equivalents	$4,086	$—	$—		$4,086
Accounts receivable (net of allowance for credit losses of $1,375	4,405	(1,140)	—		3,265
Income tax receivable	223	—	—		223
Other current assets	1,319	(27)	500	(c)	1,792
Total current assets	10,033	(1,167)	500		9,366
Capitalized software (net of accumulated amortization of $3,583)	934	—	—		934
Fixed assets (net of accumulated depreciation of $878)	401	—	—		401
Right-of-use asset – leases	830	—	—		830
Other long-term assets	153	(57)	—		96
Goodwill	21,927	(2,885)	—		19,042
Intangible assets (net of accumulated amortization of $11,607)	27,445	(679)	—		26,766
Total assets	$61,723	$(4,788)	$500		$57,435

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,420	$(133)	$—		$1,287
Accrued expenses	2,185	(81)	25	(d)	2,129
Income taxes payable	13	—	—		13
Current portion of long-term debt	3,667	—	(2,797	)(b)	870
Deferred revenue	5,308	(623)	—		4,685
Total current liabilities	12,593	(837)	(2,772)		8,984
Long-term debt (net of debt discount of $74)	12,926	—	(9,203	)(b)	3,723
Deferred income tax liability	40	—	—		40
Lease liabilities – long-term	755	—	—		755
Other long-term liabilities	145	—	—		145
Total liabilities	26,459	(837)	(11,975)		13,647
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.001 par value, 1,000,000 shares authorized, no shares issued and outstanding as of September 30, 2024.	—	—	—		—
Common stock $0.001 par value, 20,000,000 shares authorized, 3,833,977 shares issued and outstanding as of September 30, 2024.	4	—	—		4
Additional paid-in capital	23,999	—	81	(e)	24,080
Other accumulated comprehensive loss	(75)	—	—		(75)
Retained earnings	11,336	(3,951)	12,394		19,631
Total stockholders' equity	35,264	(3,951)	12,475		43,640
Total liabilities and stockholders’ equity	$61,723	$(4,778)	$500		$57,435

The accompanying notes are an integral part of these unaudited po forma condensed consolidated financial statements.

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ACCESS NEWSWIRE INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(in thousands, except share and per share amounts)

	For the Nine Months Ended September 30, 2024
	ACCESS Newswire as Reported	Discontinued Operations(a)	Transaction Accounting Adjustments	Continuing Operations
Revenues	$21,602	$(4,371)	$—	$17,231
Cost of revenues	5,466	(1,294)	—	4,172
Gross profit	16,136	(3,077)	—	13,059
Operating costs and expenses:
General and administrative	5,812	(438)	—	5,374
Sales and marketing expenses	5,684	(78)	—	5,606
Product development	2,044	—	—	2,044
Depreciation and amortization	2,158	(126)	—	2,032
Total operating costs and expenses	15,698	(642)	—	15,056
Operating income (loss)	438	(2,435)	—	(1,997)
Interest (expense) income, net	(835)	(22)	—	(857)
Other expense, net	(124)	—	—	(124)
Income (loss) before taxes	(521)	(2,457)	—	(2,978)
Income tax expense (benefit)	77	(719)	—	(642)
Net income (loss)	$(598)	$(1,738)	$—	$(2,336)
Income (loss) per share – basic	$(0.16)	$(0.45)	$—	$(0.61)
Income (loss) per share – fully diluted	$(0.16)	$(0.45)	$—	$(0.61)
Weighted average number of common shares outstanding – basic	3,833	3,842	3,842	3,842
Weighted average number of common shares outstanding – fully diluted	3,835	3,844	3,844	3,844

The accompanying notes are an integral part of these unaudited po forma condensed consolidated financial statements.

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	For the Year Ended December 31, 2023
	ACCESS Newswire as Reported	Discontinued Operations(a)	Transaction Accounting Adjustments		Continuing Operations
Revenues	$33,378	$(8,856)	$—		$24,522
Cost of revenues	7,929	(2,320)	25	(f)	5,634
Gross profit	25,449	(6,536)	(25)		18,888
Operating costs and expenses:
General and administrative	8,935	(581)	218	(g)	8,572
Sales and marketing expenses	8,251	(223)	28	(f)	8,056
Product development	2,551	(6)	—		2,545
Depreciation and amortization	2,896	(168)	—		2,728
Total operating costs and expenses	22,633	(978)	246		21,901
Operating income	2,816	(5,558)	(271)		(3,013)
Interest (expense) income, net	(1,116)	(133)	(18	)(h)	(1,267)
Other expense, net	(391)	—	—		(391)
Income (loss) before taxes	1,309	(5,691)	(289)		(4,671)
Income tax expense	543	(1,481)	(61	)(i)	(999)
Net income (loss)	$766	$(4,210)	$(228)		$(3,672)
Income (loss) per share – basic	$0.20	$(1.10)	$(0.06)		$(0.96)
Income (loss) per share – fully diluted	$0.20	$(1.10)	$(0.06)		$(0.96)
Weighted average number of common shares outstanding – basic	3,802	3,811	3,811		3,811
Weighted average number of common shares outstanding – fully diluted	3,816	3,825	3,825		3,825

The accompanying notes are an integral part of these unaudited po forma condensed consolidated financial statements.

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Note 1. Description of the Sale

On the Closing Date, the Company completed the sale of the Purchased Assets to Equiniti, pursuant to the terms of the Purchase Agreement, for a purchase price of $12,500,000 in cash, subject to certain post-closing adjustments. The Purchase Agreement contains a holdback of $500,000 subject to certain indemnification obligations, if any, provided by the Company.

In connection with the Purchase Agreement, the Company has entered into the Third Modification to Credit Agreement and Partial Release on the Closing Date (the “Modification”) with Pinnacle Bank (“Pinnacle”) in relation to its existing Credit Agreement. The Modification calls for the following, among other items:

•	To release certain assets from liens under the Credit Agreement
•	Change the termination date of the line of credit to June 30, 2026
•	Change the limit of the line of credit to the following:

The Company’s Leverage Ratio	Leverage Ratio Limit
If the Company’s Leverage Ratio is less than or equal to 1.5 : 1.0	$1,500,000.00
If the Company’s Leverage Ratio is greater than 1.5 : 1.0, but less than or equal to 1.75 : 1.0	$1,000,000.00
If the Company’s Leverage Ratio is greater than 1.75 : 1.0	$500,000.00

•	Reduce monthly principal payments from $333,333.33 to $72,463.77 commencing March 1, 2025
•	Repayment of $12,000,000 principal balance to Pinnacle
•	Amended financial covenants as follows:

Fiscal Quarter	Fixed Charge Coverage Ratio
Each fiscal quarter of the Company ending on or after June 30, 2023 through June 30, 2024	1.2 : 1.0
Fiscal quarter of the Company ending on September 30, 2024	1.15 : 1.0
Fiscal quarter of the Company ending on December 31, 2024	1.05 : 1.0
Each fiscal quarter of the Company ending on or after June 30, 2025	1.2 : 1.0

Fiscal Quarter	Leverage Ratio
Each fiscal quarter of the Company ending on or after June 30, 2023 through September 30, 2023	2.75 : 1.0
Fiscal quarter of the Company ending December 31, 2023	2.5 : 1.0
Fiscal quarter of the Company ending March 31, 2024	2.75 : 1.0
Each fiscal quarter of the Company ending on or after June 30, 2024 through September 30, 2024	3.5 : 1.0
Fiscal quarter of the Company ending December 31, 2024	3.0 : 1.0
Each fiscal quarter of Borrower ending on or after June 30, 2025	2.25 : 1.0

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In the connection with the sale of the Purchased Assets, the Company and Equiniti entered into a Transition Services Agreement ("TSA") under which upon completion of the sale of the Purchased Assets, the Company will provide certain transition services to Equiniti. These transition services are provided for the sole purpose of supporting the operations of the Purchased Assets following the completion of the sale. The terms of services to be provided under the TSA generally range from 1 to 6 months, subject to Equiniti’s right to extend the term of certain services for an additional period and to terminate early the term of any service. Fees to be received by the Company under the TSA are estimated to be immaterial to the Company's Condensed Consolidated pro forma financial statements.

Note 2. Basis of Presentation

The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Regulation S-X Article 11, Pro Forma Financial Information. The unaudited pro forma condensed consolidated financial statements of the Company are based on currently available information and assumptions that we believe are reasonable, that reflect the impact of events directly attributable to the sale of the Purchased Assets that are factually supportable, and for purposes of the unaudited pro forma condensed consolidated Statement of Operations, that are expected to have a continuing impact on us. The unaudited pro forma condensed consolidated financial statements are intended for informational purposes only, and do not purport to represent what our financial position and results of operations actually would have been had the sale of the Purchased Assets and related events occurred on the dates indicated, or to project our financial performance for any future period. Specifically, among other things, the pro forma financial information does not include working capital and other post-closing adjustments related to items affecting comparability, the effects of transition services arrangements with the buyers, final disposal accounting attributed to the transaction, or the impact of any future action we may take to align our cost structure with our business. The unaudited pro forma condensed consolidated financial statements are subject to the assumptions and adjustments described herein. Actual adjustments may differ materially from the information presented. The unaudited pro forma condensed consolidated financial information and accompanying notes should be read in conjunction with our historical financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, and our Quarterly Report on Form 10-Q for the period ended September 30, 2024.

The information in the Discontinued Operations column in the unaudited pro forma condensed consolidated financial statements reflects the elimination of the Purchased Assets and historical financial performance of the Purchased Assets in accordance with rules and regulations of the SEC. The Purchased Assets consist of certain accounts receivable, prepaid assets, contracts and intellectual property, among other things, related to the Company’s services of providing i) disclosure software and services for financial reporting, ii) stock transfer services, iii) annual meeting, print and shareholder distribution and fulfillment services and iv) virtual annual meeting services (but not the intellectual property relating to virtual annual meeting services). Revenue related to these services was previously included in the Company’s “compliance revenue” stream as reported with the SEC in previous filings, except revenue related to virtual annual meeting services, which was previously reported in “communications revenue” stream in previous SEC filings. Additionally, revenue related to providing SEDAR services and revenue related to our whistleblower hotline, which was previously reported as “compliance revenue” will be retained by the Company. The information in the “Transaction Accounting Adjustments” columns in the unaudited pro forma condensed consolidated financial statements reflects additional transaction accounting adjustments which have been made in accordance with SEC rules and are further described in notes (3) and (4) below.

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Note 3. Pro Forma Adjustments to the Consolidated financial statements

a.

Reflects the discontinued operations, including associated assets, liabilities, equity, and results of operations attributable to the Purchased Assets, which were included in the Company's historical financial statements. In accordance with ASC 205-20, Presentation of Financial Statements - Discontinued Operations, the amounts exclude intercompany transactions, which are eliminated on consolidation, and general corporate overhead costs allocated to the Purchased Assets that do not meet the requirements to be presented in discontinued operations, which include the Company's corporate support functions.

b.	Reflects the cash received in connection with the sale of the Purchased Assets and the immediate pay down of the Company’s Note Payable with Pinnacle.
c.	Reflects the holdback amount per the Purchase Agreement. This amount is subject to adjustment as set forth in the Purchase Agreement, for a period of twelve months from the Closing Date.
d.

Reflects unpaid transaction expenses as of the Closing Date which are included in General and Administrative expenses on the unaudited proforma condensed consolidated Statement of Operations for the year ended December 31, 2023.

e.

Reflects stock compensation expense recognized on the acceleration of restricted stock units issued to two employees which will become employees of Equiniti subsequent to the Closing Date.  This balance is included in cost of revenues ($12) and general and administrative expenses ($69) on the condensed consolidated Statement of Operations for the year ended December 31, 2023.

f.	Reflects to certain payments made prior to closing for employees which will become employees of Equiniti subsequent to the Closing Date.
g.

Reflects to certain payments made prior to closing and stock compensation for an employee which will become an employee of Equiniti subsequent to the Closing Date. Additionally, reflects unpaid transaction expenses associated with completing the sale of the Purchased Assets.

h.	Reflects costs incurred and paid prior to the Closing Date for fees related to the Modification with Pinnacle.
i.	Reflects an estimate of income tax expense on the transaction expenses (f) through (h) at the federal rate of 21%.

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